UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2008

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                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      0-24431                   84-1417774
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 14, 2008, we entered into a settlement and release agreement with certain warrantholders related to Mr. James E. Lineberger, a former director of ours, in order to settle a dispute that had arisen as to the exercise price of the warrants held by these warrantholders resulting from whether we were required, or failed, to maintain the effectiveness of a registration statement in light of the possible affiliate status of these warrantholders (which arguably prevented the warrantholders from relying on Rule 144(k) promulgated under the Securities Act of 1933, as amended). Pursuant to the settlement, we have issued to the warrantholders an aggregate of 179,696 of our shares of common stock, which 141,289 shares were issued in connection with the cashless exercise of the warrants and the remaining 38,407 shares were issued as payment of legal fees incurred by the warrantsholders. Each of the warrantholders represented to us that it is an accredited investor, within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended. The issuance of the 141,289 shares is exempt from registration pursuant to Rule 3(a)(9) thereof, and the issuance of the 38,407 shares is exempt from registration pursuant to Rule 4(2) and 4(6) thereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          EXHIBIT NO.   DOCUMENT

          10.1 Settlement and Release Agreement dated as of January 14, 2008, by and between L&Co., LLC, The irrevocable Trust of James E. Lineberger u/a 12/1/98, James E. Lineberger and InkSure Technologies Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

Date: January 16, 2008
                                            By: /s/ Elie Housman
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                                            Elie Housman
                                            Chairman and Chief Executive Officer